UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2017 (December 29, 2016)

BankUnited, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane
Miami Lakes, FL 33016
(Address of principal executive offices) (Zip Code)

(305) 569-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 3, 2017, BankUnited, Inc. (the "Company") filed a Current Report on Form 8-K (the "Prior Report") that included, as Exhibit 10.2, the First Amendment to Employment Agreement, dated December 29, 2016, between BankUnited, Inc. and Rajinder P. Singh (the "December Amendment").  The December Amendment did not take into account the prior amendment to Mr. Singh's employment agreement dated May 6, 2016.  Accordingly, Mr. Singh and the Company have agreed that the December Amendment will be restated in its entirety in the form of the Second Amendment to Employment Agreement, dated January 4, 2017, between the Company and Rajinder P. Singh (the "Restated Amendment").  The Restated Amendment removes Sections 5 and 6 of the December Amendment regarding Mr. Singh's long-term incentive opportunity.

The foregoing description of the Restated Amendment is qualified in its entirety by reference to the full text of the Restated Amendment, which is attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

10.2 Second Amendment to Employment Agreement, dated January 4, 2017, between BankUnited, Inc. and Rajinder P. Singh.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2017	BANKUNITED, INC.

/s/ Leslie N. Lunak
	Name:	Leslie N. Lunak
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.2	Second Amendment to Employment Agreement, dated January 4, 2017, between BankUnited, Inc. and Rajinder P. Singh.